INCOME TAX - Total provision (benefit) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Federal
Current	$ 72,824	$ 250,739
Deferred	(201,686)	(345,278)
Change in valuation allowance	549,352	347,666
Change in valuation allowance	201,686	345,278
Tax penalties	250	0
Provision for income taxes	72,824	250,739
Net operating loss carryovers	0
Change in valuation allowance	201,686	345,278
Total income tax expense (benefit)	$ 72,824	$ 250,739